ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                                   A SERIES OF

                             PIPER FUNDS INC. -- II

                      Supplement dated January 25, 1996 to
                       Prospectus dated September 5, 1995


The section of the prospectus on page 24 entitled "Special Purchase Plans -- Purchases by Other Individuals Without a Sales Charge" is amended by adding the following paragraph:

         American Government Term Trust Inc. ("AGT"), a closed-end fund which was managed by the Adviser, recently dissolved and distributed its net assets to shareholders. Former AGT shareholders may invest the distributions received by them in connection with such dissolution in shares of the Fund without payment of a sales charge. (Any such sales are subject to the eligibility of Fund share purchases in the shareholder's state as well as the minimum investment requirements and other applicable terms set forth in this Prospectus.)